GE INSTITUTIONAL FUNDS

Supplement Dated January 3, 2006

To Prospectus Dated January 29, 2005

The name of the Small-Cap Value Equity Fund has been changed to Small-Cap Equity Fund. Accordingly, all references in the Prospectus to the “Small-Cap Value Equity Fund” are hereby changed to “Small-Cap Equity Fund”.

The following changes to the Prospectus will also be effective:

1.	The first paragraph appearing under “The Strategy” on page 8 of the Prospectus is hereby deleted and replaced with the following:

Small-Cap Equity Fund (formerly, the Small-Cap Value Equity Fund) invests at least 80% of its net assets in equity securities of small-cap companies under normal market conditions. The Fund is managed with a disciplined adherence to valuation. The portfolio managers believe this orientation will typically produce a portfolio that favors neither value nor growth style investing, and allows the Fund to benefit from both value and growth cycles in the marketplace. The Fund invests primarily in small-cap companies that the portfolio managers believe are undervalued by the market but have solid growth prospects. A company may be undervalued for reasons such as market overreaction to recent company, industry or economic events. The Fund defines a small-cap company as one with a market capitalization within the capitalization range of the Russell 2000® Index (Russell 2000 Index). As of December 31, 2004 the market capitalization of companies in the index ranged from $10.75 million to $3.62 billion. The portfolio managers will not sell a stock merely because the market capitalization of a company in the portfolio moves outside of the capitalization range of the Russell 2000 Index or because the index capitalization range changes. Stock selection is key to the performance of the Fund.

2.	The first paragraph appearing under “The Risks” on page 8 of the Prospectus is hereby deleted and replaced with the following:

The principal risks of investing in the Fund are stock market risk and style risk (small-cap company risk). To the extent that the portfolio managers invest in foreign securities, debt securities, or initial public offerings of equity securities, the Fund would be subject to foreign exposure risk, interest rate risk, credit risk and initial public offerings risk.

GE INSTITUTIONAL FUNDS

Supplement Dated January 3, 2006

To Statement of Additional Information (SAI) Dated January 29, 2005

The name of the Small-Cap Value Equity Fund has been changed to Small-Cap Equity Fund. Accordingly, all references in the Statement of Additional Information (SAI) to the “Small-Cap Value Equity Fund” are hereby changed to “Small-Cap Equity Fund”.

The 7th paragraph appearing under “Investment Strategies and Risks and Portfolio Holdings” on page 5 of the SAI is deleted and replaced with the following:

Small-Cap Equity Fund. The investment objective of the Small-Cap Equity Fund (formerly, the Small-Cap Value Equity Fund) is long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities of small-capitalization companies, measured at the time of investment. The Fund is managed with a disciplined adherence to valuation. The portfolio managers believe this orientation will typically produce a portfolio that favors neither value nor growth style investing, and allows the Fund to benefit from both value and growth cycles in the marketplace. The Fund may invest in companies that the portfolio managers believe are undervalued by the market but have solid growth prospects and that are traded on U.S. securities exchanges or in the U.S. over-the-counter market. The Fund defines a small-cap company as one with a market capitalization within the capitalization range of the Russell 2000 Index.